                                                                    Exhibit 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  investor_relations@nuco2.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                            CONTACTS: Michael E. DeDomenico
                                                                Chairman and CEO
                                                                Robert R. Galvin
                                                CFO and Executive Vice President
                                                                  (772) 221-1754

              NUCO2 REPORTS STRONG RESULTS FOR FISCAL FIRST QUARTER
                   IN LINE WITH OPERATING AND FINANCIAL GOALS
                                      -----
        NEW ACCOUNT BOOKINGS IN THE QUARTER DOUBLE OVER PRIOR YEAR PERIOD
                               TO 4,400 LOCATIONS

STUART,  FLORIDA,  November  8, 2004 - NuCO2 Inc.  (NASDAQ:  NUCO),  the largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages,  today  reported  strong across the board  operating  results for the first quarter of fiscal 2005, the three months ended September 30, 2004.

     "We are  pleased to report  that our  Company in the first  fiscal  quarter continued with gains in all segments,  especially in new account  signings.  New account activations, revenue and profitability were on target despite the impact of four recent hurricanes in Florida," said Michael E. DeDomenico,  Chairman and
CEO.  "Our  strategic  model is based on  excellence  in service  and the steady addition of major new accounts,  both of which are  contributing  importantly to our excellent  performance,  and to which recently we added an acquisition  that will  benefit  results  starting in the second  quarter.  NuCO2 is off to a fine start."

     NuCO2's new account  bookings in the first  quarter  point to the Company's expanding  market  strength  in gaining  new  business  through  new  multi-unit location  agreements as well as improved  penetration at the local market level.
The Company signed three new major contracts  during the quarter,  adding to the previously signed 31 master service agreements with major restaurant chains. "We are very  pleased  with our  growing  progress in being  recognized  by the food service  industry as a unique and dedicated  nationwide  provider of the highest quality  product and  services,"  said Mr.  DeDomenico.  First quarter  bookings approximately  doubled  from a year ago,  amounting to 4,410,  as compared  with
2,219.  Backlog as of September 30, 2004 increased to 5,983  customer  locations awaiting  activation,  an increase of  approximately  2,100  locations from June
2004.  Total  locations  serviced at the end of the first quarter of fiscal 2005 were over 83,000, compared with 76,000 a year earlier.

     For the quarter,  total revenues  amounted to $21.9 million,  compared with
$20.2 million in the  corresponding  year-ago period, an increase of 8.1%. Gross profit advanced 10.5%, to $11.9 million,  compared with $10.8 million last year, with operating  income  increasing  61.7%,  to $3.9 million,  compared with $2.4 million  last  year.  Gross  margin  grew to 54.5%,  compared  with 53.3% in the year-ago first quarter.  Operating income margin advanced to 18.0%,  from 12.1%, with  selling,  general and  administrative  expenses,  as a percentage of total revenues, improving to 18.7%, from 19.8% a year ago. Net income amounted to $1.9 million,  increasing  from a net  loss  of  $1.4  million  in the  corresponding year-ago quarter.  First quarter net income amounted to $0.14 per diluted share, compared to a net loss a year ago of ($0.15) per diluted share.

     EBITDA (earnings before interest,  taxes,  depreciation and  amortization), one of the  principal  financial  measures  by which the  Company  measures  its financial performance,  increased to $7.7 million, compared with $6.4 million in the corresponding year-ago period, a gain of 21%.

     The previously  announced  acquisition of the bulk CO2 beverage carbonation business,  including nearly 9,800 customer  accounts,  from privately owned Pain
Enterprises,  Inc.  closed  on  October  1,  2004.  NuCO2  at  the  time  of the announcement  said it expects the $15.5 million cash acquisition to be accretive to profits,  and to increase revenues by approximately $10 million on a run rate basis.  The Company  anticipates  a steady  buildup in revenues  starting in the current quarter and progressing over the balance of the year.

ABOUT NUCO2

     NuCO2 Inc. is the leading and only  national  provider of bulk CO2 products and services to the U.S.  fountain  beverage  industry.  With service  locations within  reach of 99% of the fountain  beverage  users in the  Continental  U.S.,
NuCO2's  experienced  professionals  comprise  the largest  network of sales and
support   specialists  in  the  industry  serving  national  restaurant  chains, convenience stores,  theme parks and sports and entertainment  complexes,  among others. NuCO2's revenues are largely derived from the installation,  maintenance and rental of bulk CO2 systems and  delivery  of beverage  grade CO2,  which are increasingly  replacing high pressure CO2, until now the traditional  method for carbonating  fountain  beverages.  The  technology  offers  consistent  quality, greater  ease of  operation,  and  heightened  efficiency  and safety  utilizing permanently  installed on-site  cryogenic storage tanks.  NuCO2 provides systems and  services  that  allow  its  customers  to spend  more  time  serving  their customers. Visit the Company's website at www.nuco2.com

CONFERENCE CALL

     A  conference  call to report  operating  results for the first  quarter of fiscal 2005 will be held tomorrow at 11:00 a.m. Eastern Time. It can be accessed over the Internet via NuCO2's  website at  www.nuco2.com.  To listen to the live call,  please go to the  website at least  fifteen  minutes  early to  register, download and install any necessary audio  software.  For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

     STATEMENTS  CONTAINED  IN  THIS  PRESS  RELEASE  CONCERNING  THE  COMPANY'S
OUTLOOK,  COMPETITIVE  POSITION AND OTHER  STATEMENTS OF  MANAGEMENT'S  BELIEFS,
GOALS AND EXPECTATIONS ARE  "FORWARD-LOOKING  STATEMENTS"  WITHIN THE MEANING OF
SECTION 27A OF THE  SECURITIES  ACT OF 1933 AND  SECTION  21E OF THE  SECURITIES
EXCHANGE  ACT OF 1934,  AND ARE  SUBJECT TO RISKS AND  UNCERTAINTIES  THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER  MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY
THE  STATEMENTS.  WITH  RESPECT  TO SUCH  FORWARD-LOOKING  STATEMENTS,  WE CLAIM
PROTECTION  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995. THESE
RISKS AND  UNCERTAINTIES  INCLUDE,  BUT ARE NOT  LIMITED  TO, THE ABILITY OF THE
COMPANY TO ADD NEW ACCOUNTS,  COMPETITION AND FUTURE OPERATING PERFORMANCE.  THE
COMPANY  DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD  LOOKING  STATEMENT AS A
RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

                                       ###

                                   NuCO2 Inc.
                            CONDENSED BALANCE SHEETS
                                 (In thousands)

                                     ASSETS                           Sept 30, 2004 June 30, 2004
                                                                      ------------- -------------

Current assets:

      Cash and cash equivalents                                          $  3,192   $    505
      Trade accounts receivable, net of allowance for doubtful
      accounts of $2,070 and 2,095 respectively                             7,218      6,141
      Inventories                                                             257        226
      Prepaid insurance expense and other deposits                          2,262      2,104
      Prepaid expenses and other current assets                             1,311        808
                                                                         --------   --------
           Total current assets                                            14,240      9,784
                                                                         --------   --------

Property and equipment, net                                                93,574     92,969
                                                                         --------   --------

      Goodwill and other intangible assets, net                            25,851     25,602
      Other                                                                   176        181
                                                                         --------   --------
           Total other assets                                              26,027     25,783
                                                                         --------   --------

               Total assets                                              $133,841   $128,536
                                                                         ========   ========

                                              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Current maturities of long-term debt                               $  7,199   $  6,048
      Accounts payable                                                      4,590      4,579
      Accrued expenses and other current liabilities                        2,483      3,760
                                                                         --------   --------
           Total current liabilities                                       14,272     14,387

Senior debt, less current maturities                                       33,189     30,962
Long-term subordinated debt                                                29,603     29,163
Customer deposits                                                           3,351      3,247
                                                                         --------   --------
               Total liabilities                                           80,415     77,759

Redeemable preferred stock                                                  3,150     10,021

Total shareholders' equity                                                 50,276     40,756
                                                                         --------   --------
Total liabilities & shareholders' equity                                 $133,841   $128,536
                                                                         ========   ========

                                   NuCO2 Inc.
                            STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                              Three Months Ended
                                                                  September 30,
                                                             ---------------------
                                                               2004           2003
                                                             --------     --------
Revenues:

     Product sales                                           $ 13,545     $ 12,569
     Equipment rentals                                          8,336        7,669
                                                             --------     --------

Total Revenues                                                 21,881       20,238

Costs and expenses:

     Cost of products sold, excluding depreciation and
       amortization                                             9,407        8,626
     Cost of equipment rentals, excluding depreciation and
       amortization                                               553          828
     Selling, general and administrative expenses               4,072        4,015
     Depreciation and amortization                              3,740        3,912
     Loss on asset disposal                                       161          415
                                                             --------     --------

                                                               17,933       17,796
                                                             --------     --------

Operating income                                                3,948        2,442

Loss on early extinguishment of debt                             --          1,964
Interest expense                                                2,040        1,897
                                                             --------     --------

Income (loss) before taxes                                      1,908       (1,419)

     Provision for income taxes                                    54         --
                                                             --------     --------
Net income (loss)                                            $  1,854     $ (1,419)
                                                             ========     ========
Weighted average number of common and common
   equivalent shares outstanding
     Basic                                                     11,200       10,633
                                                             ========     ========
     Diluted                                                   12,725       10,633
                                                             ========     ========

Net income (loss) per basic share                            $   0.15     $  (0.15)
                                                             ========     ========
Net income (loss) per diluted share                          $   0.14     $  (0.15)
                                                             ========     ========

                        RECONCILIATION OF GAAP AND EBITDA

                                                             Three Months Ended
                                                 -------------------------------------------
                                                      September 30,                 June 30,
                                                 ----------------------         ------------
                                                 2004              2003               2004
                                                 ----              ----               ----

Reconciliation of Net Income to EBITDA

  Net income (loss)                             $ 1,854           $(1,419)          $ 1,753
  Interest expense                                2,040             1,897             2,020
  Depreciation and amortization                   3,740             3,912             3,753
  Provision for income taxes                         54              --                 142
  Loss on early extinguishment of debt             --               1,964              --
                                                -------           -------           -------

                                                $ 7,688           $ 6,354           $ 7,668
                                                =======           =======           =======
Cash flows provided by (used in):
  Operating activities                          $ 3,277           $ 3,498           $ 7,367
  Investing activities                          $(4,441)          $(3,577)          $(4,862)
  Financing activities                          $ 3,851           $  (223)          $(2,294)

Earnings before interest, taxes, depreciation and amortization ("EBITDA") is one of the principal  financial measures by which the Company measures its financial performance.  EBITDA  is a  widely  accepted  financial  indicator  used by many investors, lenders and analysts to analyze and compare companies on the basis of operating  performance,  and the Company  believes that EBITDA  provides  useful information  regarding  the  Company's  ability  to  service  its debt and other obligations.  However, EBITDA does not represent cash flow from operations,  nor has it been  presented  as a  substitute  to  operating  income or net income as indicators of the Company's operating  performance.  EBITDA excludes significant costs of doing  business  and  should not be  considered  in  isolation  or as a substitute for measures of performance  prepared in accordance  with  accounting principles generally accepted in the United States of America. In addition,  the
Company's  calculation of EBITDA may be different from the  calculation  used by its  competitors,  and therefore  comparability  may be affected.  The Company's lenders also use EBITDA to assess the Company's  compliance with debt covenants.
These  financial  covenants are based on a measure that is not  consistent  with accounting  principles generally accepted in the United States of America.  Such measure is EBITDA (as defined) as modified by certain defined adjustments.